BLDRS INDEX FUNDS TRUST

SUPPLEMENT DATED MARCH 24, 2016 TO THE PROSPECTUS

DATED January 31, 2016

Effective immediately, all references and biographical information relating to Andrew Schlossberg, Chief Executive Officer of Invesco PowerShares Capital Management LLC (“Sponsor”), sponsor of the BLDRS Index Funds Trust (the “Trust”), are hereby removed from the Prospectus.

Effective immediately, the biographical information for Daniel Draper, as executive officer of the Trust, shown in the Prospectus under the section titled “The Sponsor” is hereby deleted and replaced with the following:

Name	Nature of Relationship or Affiliation with Sponsor

Daniel E. Draper	Chief Executive Officer

Name	Business Experience

Daniel E. Draper

President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Chief Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present).

Formerly: Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Please Retain This Supplement for Future Reference.

P-BLDRS-PRO-1-SUP-1